FIRST AMENDMENT TO

                        MANAGEMENT AND SERVICES AGREEMENT




         THIS FIRST AMENDMENT (this "First Amendment") to that certain Management and Services Agreement by and between HLM DESIGN, INC., a Delaware corporation ("Design") and HLM DESIGN OF THE NORTHWEST, ARCHITECTURE, ENGINEERING AND PLANNING, P.C., an Oregon corporation formerly known as HLM of Oregon, Architecture and Planning, P.C. ("HLM") as dated effective May 29, 1997 (the "Agreement") is hereby executed and agreed to by the undersigned. In recognition of the fact that the purpose of this First Amendment is to revise the Section of the Agreement subject hereto to reflect the original intent of the parties, this First Amendment shall be effective retroactively as of May 29, 1997.

         Section 13.e. of the Agreement is hereby amended and restated to read in its entirety as follows:

         Assignability. Design may assign this Agreement, and/or transfer, assign or delegate any or all of its rights, obligations and responsibilities under this Agreement, without the consent of HLM. This Agreement is not transferrable or assignable by HLM without the prior written consent of Design.

         All other provisions of the Agreement shall remain unmodified and in full force and effect.




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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized representatives, effective as of the date set forth above.


                                            HLM DESIGN, INC.


                                        By: /s/ (illegible signature)
                                            ----------------------------------





                                            HLM     DESIGN    OF    THE
                                            NORTHWEST,    ARCHITECTURE,
                                            ENGINEERING  AND  PLANNING,
                                            P.C.,  F/K/A HLM OF OREGON,
                                            ARCHITECTURE  AND PLANNING,
                                            P.C.


                                        By: /s/ (illegible signature)
                                            ----------------------------------